EATON VANCE INCOME FUND OF BOSTON
                 Supplement to Prospectus dated February 1, 1999


The following replaces the Organization section on Page 5 of the prospectus.

ORGANIZATION. The Fund is a Massachusetts business trust. The Fund offers multiple classes of shares. Each class represents a pro rata interest in the Fund, but is subject to different expenses and rights. Effective July 1, 1999, the shares offered in this prospectus are Class A shares. The Fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).


July 1, 1999                                                                IBPS